Exhibit 10.23
   Share Repurchase Letter agreement between Pre-Paid Legal Services, Inc. and
                     Idoya Partners dated December 8, 2008




                            Prescott Investors, Inc.
                323 Railroad Avenue, Greenwich, Connecticut 06830
                        (203) 661-1200 Fax (203) 661-5070



December 8, 2008

Mr. Harland C. Stonecipher Pre-Paid Legal Services, Inc. One Pre-Paid Way Ada, OK 74820

Dear Mr. Stonecipher:

This will confirm our agreement to sell direct to Pre-Paid Legal Services, Inc. 150,000 shares of Pre-Paid Legal Services, Inc. common stock at $35.08 per share versus total money of $5,262,000.

Please wire the proceeds using the wiring instructions below:

# Shares Account                    Net Money                 Goldman Account
-------- -------                    ---------                 ---------------
150,000  Idoya Partners             $5,262,000                XXX-XXXXX-X


------------------------------------------


Idoya Partners
Chase Manhattan Bank NY
ABA Number 021-000-021
F/A/O Goldman, Sachs & Co., NY
Account No. XXX-X-XXXXXX
F/F/C Idoya Partners
A/C # XXX-XXXXX-X

------------------------------------------

Please confirm this agreement with your signature and fax it back to us for our files. Our fax number is 203-661-5070.

We will deliver the shares as shown above as soon as Goldman, Sachs & Co., NY, is in receipt of the proceeds.


/s/ Scott Vassalluzzo               ........
-----------------------------------------------------
SCOTT J. VASSALLUZZO, General Partner
Idoya Partners L.P.


/s/ Harland C. Stonecipher          ........
--------------------------------------------
HARLAND C. STONECIPHER, Chief Executive Officer
Pre-Paid Legal Services, Inc.